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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: January 14, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On January 14, 2005, the Company announced that the SEAHAWK has been awarded a contract by Amerada Hess Equatorial Guinea, Inc., ("Hess") to work off the coast of Equatorial Guinea for a firm period of 730 days with four options of 180 days each. The drilling operation is expected to commence between June 1, 2006 and August 31, 2006. The contract provides for a base operating dayrate of $68,430, with a mobilization fee and other advance payments of approximately $5.5 million.

     The SEAHAWK is currently working for Sarawak Shell Berhad ("Shell") off the coast of Malaysia on a drilling program that is expected to extend to February/March 2005. Additional work, covering the period between the completion of the Shell contract and mobilization preparation for the Hess contract is being pursued in Southeast Asia as well as other areas of the world.

     A copy of the press release announcing the contract awarded to the SEAHAWK is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated January 14, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ATWOOD OCEANICS, INC.
                              (Registrant)



                              /s/ James M. Holland
                              James M. Holland
                              Senior Vice President

                              DATE: January 14, 2005



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                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION


EX - 99.1       Press Release dated January 14, 2005



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                               EXHIBIT EX. - 99.1

                ATWOOD ANNOUNCES CONTRACT AWARDED TO THE SEAHAWK


Houston, Texas
14 January 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston-based International Offshore Drilling Contractor - NYSE: ATW) announced today that the SEAHAWK has been awarded a contract by Amerada Hess Equatorial Guinea, Inc., ("Hess") to work off the coast of Equatorial Guinea for a firm period of 730 days with four options of 180 days each. The drilling operation is expected to commence between June 1, 2006 and August 31, 2006. The contract provides for a base operating dayrate of $68,430, with a mobilization fee and other advance payments of approximately $5.5 million.

     The SEAHAWK is currently working for Sarawak Shell Berhad ("Shell") off the coast of Malaysia on a drilling program that is expected to extend to February/March 2005. Additional work, covering the period between the completion of the Shell contract and mobilization preparation for the Hess contract is being pursued in Southeast Asia as well as other areas of the world.



     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



                                                       Contact:  Jim Holland
                                                              (281) 749-7804

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